EXHIBIT 32



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                                  CERTIFICATION

      In connection with the Annual Report of Diamond One, Inc. (the "Company") on Form 10-KSB for the year ending January 31, 2005 as filed with the Securities and Exchange Commission (the "Report") Robert S. Chramosta, President and Chief Executive Officer and Troy Fullmer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  April 29, 2005
                                By:  /s/ Robert S. Chramosta
                                     ----------------------------------------
                                     Robert S. Chramosta, President and Chief
                                     Executive Officer


                                By: /s/ Troy Fullmer
                                    -------------------------------------------
                                    Troy Fullmer, Principal Financial Officer